UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2025
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 25, 2025, Cyclo Therapeutics, Inc., a Nevada corporation (the “Company”), completed the previously announced strategic combination contemplated by that certain Agreement and Plan of Merger, dated as of August 21, 2024, as amended as of December 18, 2024 and February 4, 2025, by and among the Company, Rafael Holdings, Inc. (“Rafael”), Tandem Therapeutics, Inc., a wholly owned subsidiary of Rafael (“First Merger Sub”), and Tandem Therapeutics, LLC, a wholly owned subsidiary of Rafael (“Second Merger Sub”, and together with First Merger Sub, “Merger Subs”) (the “Merger Agreement”), pursuant to which: (i) First Merger Sub merged with and into the Company (the “First Merger”), causing First Merger Sub to cease to exist and the Company to become a wholly owned subsidiary of Rafael; and (b) immediately following the First Merger, the Company merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the subsequent merger (the “Second Merger” and together with the First Merger, the “Merger”).

At the effective time of the First Merger (“Effective Time”):

a)
Each share of common stock of the Company, par value $0.0001 per share (“Company Common Stock”), that was issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares, and (ii) any shares of Company Common Stock held directly by Rafael or Merger Subs) was automatically converted into the right to receive a number of shares of Rafael’s Class B Common Stock, $0.01 par value per share (“Rafael Class B Common Stock”), equal to 0.3525 (the “Exchange Ratio”). No fractional shares of Rafael Class B Common Stock were issued in connection with the Merger and the number of shares of Rafael Class B Common Stock issued to the Company’s stockholders was rounded up to the nearest whole share.

b)
Each warrant to purchase Company Common Stock (other than those held by Rafael, which were cancelled) (“Company Warrants”) was automatically converted into warrants to purchase Rafael Class B Common Stock (“Rafael Warrants”), at an adjusted exercise price per share based upon the Exchange Ratio. Certain holders of Company Warrants representing 5,498,914 Company Warrant shares had the right to elect to receive cash payment in an amount equal to the Black Scholes Value of the unexercised portion of their Company Warrants on the date of consummation of the Merger in lieu of receiving Rafael Warrants. Holders of public warrants to purchase shares of Company Common Stock that are currently listed on The Nasdaq Stock Market (“Nasdaq”) under the ticker symbol “CYTHW” (“Company Public Warrants”) received newly registered warrants to purchase shares of Rafael Class B Common Stock (“Rafael Public Warrants”) in exchange for their Company Public Warrants.

c)
Each compensatory option to purchase shares of Company Common Stock (each, a “Company Option”) that was outstanding immediately prior to the Effective Time was automatically converted into options to acquire, on substantially similar terms and conditions, a number of shares of Rafael Class B Common Stock (rounded down to the nearest whole share), at an adjusted exercise price per share based upon the Exchange Ratio (rounded up to the nearest whole cent).

The foregoing description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 22, 2024, (ii) the first amendment to the Merger Agreement, dated December 18, 2024, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 23, 2024, and (iii) the second amendment to the Merger Agreement, dated February 4, 2025, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 4, 2025, each of which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, the Company notified Nasdaq and requested that it suspend trading of the Company Common Stock and Company Public Warrants and remove the Company Common Stock and Company Public Warrants from listing on Nasdaq, in each case, prior to the opening of the market on March 26, 2025. The Company also requested that Nasdaq file with the Securities and Exchange Commission (“SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist the Company Common Stock and Company Public Warrants from Nasdaq and deregister the Company Common Stock and Company Public Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a Form 15 with respect to the Company Common Stock and Company Public Warrants, requesting that the Company Common Stock and Company Public Warrants be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company has occurred, and the Company is now merged with a wholly owned subsidiary of Rafael. The information set forth in Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time: (i) the Company’s directors and executive officers ceased serving in such capacities and (ii) Markus W. Sieger, a former director of the Company, was appointed to the board of directors of Rafael.

Item 7.01	Regulation FD Disclosure.

On March 26, 2025, the Company and Rafael issued a joint press release announcing the closing of the Merger. The joint press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
2.1*
Agreement and Plan of Merger, dated as of August 21, 2024, by and among the Company, Rafael, First Merger Sub and Second Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2024)

2.2
Amendment to Agreement and Plan of Merger dated as of December 18, 2024 by and among the Company and Rafael (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2024)

2.3
Amendment No. 2 to Agreement and Plan of Merger dated as of February 4, 2025 by and among the Company and Rafael (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 4, 2025)

99.1+	Joint Press Release, dated March 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+Filed herewith.
* The schedules and exhibits to this document have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: March 26, 2025	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer